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                                                                  EXHIBIT 9(f)
                                                                       [FORM]


                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                            ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                         SUNSTONE FINANCIAL GROUP, INC.
                             DATED ___________, 1997


Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:


Growth Equity Fund                                          Intermediate Tax-Exempt Fund
Income Equity Fund                                          Tax-Exempt Fund
Small Cap Fund                                              Money Market Fund
Select Equity Fund                                          U.S. Government Money Market Fund
International Growth Equity Fund                            International Fixed Income Fund
International Select Equity Fund                            California Municipal Money Market Fund
Technology Fund                                             Stock Index Fund
Municipal Money Market Fund                                 Florida Intermediate Tax-Exempt Fund
U.S. Government Select Money Market Fund                    Arizona Tax-Exempt Fund
Fixed Income Fund                                           California Intermediate Tax-Exempt Fund
U.S. Government Fund                                        California Tax-Exempt Fund
                                                            Short Intermediate U.S. Government Fund


All signatures need not appear on the same copy of this Amended and Restated Schedule A.


                                       NORTHERN FUNDS


                                       By: _______________________________

                                       Title: ____________________________

                                       Date: _____________________________


                                       SUNSTONE FINANCIAL GROUP, INC.

                                       By: _______________________________

                                       Title: ____________________________

                                       Date: _____________________________